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                                                                    EXHIBIT 23.2




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1997 included in the Annual Report on Form 10-K of Tom Brown, Inc. for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                                        /s/  ARTHUR ANDERSEN LLP




Houston, Texas
June 24, 1997